J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Emerging Markets Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 21, 2017

to the Summary Prospectuses and Prospectuses

dated March 1, 2017 and July 31, 2017, as supplemented

Effective immediately, the disclosures in the second and third to last paragraphs entitled “Investment Process” under “What are the Fund’s Main investment Strategies?” in the Risk/Return Summary and in the seventh and eighth paragraphs under “Emerging Markets Equity Fund” in the More About the Fund – Additional Information about the Fund[s] Investment Strategies” section for the JPMorgan Emerging Markets Equity Fund (the “Fund”) are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process.

Investment Process: The adviser seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.

Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers both expected short-term price moves (security ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications). As a part of this analysis, research analysts seek to assess the risks presented by certain environmental, social and governance factors. While these particular risks are considered securities of issuers presenting such risks may be purchased and retained by the Fund. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process. The Fund has access to the adviser’s currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EME-ESG-1117